--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                   July 31, 1998


Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,


/s/Laurence D. Fink                            /s/Ralph L. Schlosstein
-------------------                            -----------------------
Laurence D. Fink                               Ralph L. Schlosstein
Chairman                                       President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                           -----------------------------------------------------
                           6/30/98   12/31/97     CHANGE    HIGH        LOW
--------------------------------------------------------------------------------
STOCK PRICE                $8.4375   $8.3750      0.75%     $8.6250    $8.3750
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)      $9.59     $9.43        1.70%     $9.60      $9.43
--------------------------------------------------------------------------------
10-YEAR TREASURY NOTE       5.45%     5.74%      (0.29%)     5.81%      5.35%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and that the Fed will adopt an easing bias provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      In light of declining interest rates and faster prepayment speeds during the period, mortgages modestly underperformed the broader investment grade bond market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 3.37% total return versus 3.92% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Accordingly, lower coupon securities generally outperformed more prepayment-sensitive higher-coupon issues. The financial turmoil in Asia caused a decline in perceived corporate bond credit quality ratings and as a result corporate bonds underperformed Treasuries during both the first and second quarters. Lower interest rates brought a flood of new corporate supply during the first quarter of 1998, contributing to the modest performance of corporates.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.






--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                    JUNE 30, 1998   DECEMBER 31, 1997
--------------------------------------------------------------------------------
Corporate Bonds                                     29%               30%
--------------------------------------------------------------------------------
U.S. Government Securities                          11%               11%
--------------------------------------------------------------------------------
Commercial Mortgage Backed Securities                10%                7%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs         9%               12%
--------------------------------------------------------------------------------
Money Market Instruments                             8%                5%
--------------------------------------------------------------------------------
FHA Project Loans                                    7%                7%
--------------------------------------------------------------------------------
Municipal Bonds                                      7%                5%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                               5%                9%
--------------------------------------------------------------------------------
Interest Only Mortgage Backed Securities             4%                4%
--------------------------------------------------------------------------------
Principal Only Mortgage Backed Securities            4%                3%
--------------------------------------------------------------------------------
Asset-Backed Securities                              4%                3%
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                      2%                4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                 RATING % OF CORPORATES
                                          --------------------------------------
          CREDIT RATING                   JUNE 30, 1998    DECEMBER 31, 1997
--------------------------------------------------------------------------------
        AA or equivalent                        0%                  1%
--------------------------------------------------------------------------------
         A or equivalent                       43%                 45%
--------------------------------------------------------------------------------
        BBB or equivalent                      49%                 47%
--------------------------------------------------------------------------------
        BB or equivalent                        8%                  7%
--------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2004. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in the asset-backed securities (ABS) sector. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities such as commercial mortgage-backed securities (CMBS). To finance these purchases, the Trust sold mortgage pass-through securities, as their maturities may extend past the Trust's termination date in a rising interest rate environment.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Investment Quality Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,



/s/Robert S. Kapito                        /s/Michael P.Lustig
-------------------                        -------------------
Robert S. Kapito                           Michael P.Lustig
Vice Chairman and Portfolio Manager        Director and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                      BQT
--------------------------------------------------------------------------------
Initial Offering Date:                                            April 21, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/98:                                   $8.4375
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/98:                                       $9.59
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/98 ($8.4375)1:                6.52%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                             $0.045833
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                          $0.55
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
     PRINCIPAL
       AMOUNT                                                        VALUE
       (000)              DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--127.6%
                 MORTGAGE PASS-THROUGHS--19.3%
                 Federal Home Loan Mortgage Corp.,
       $15,476     6.50%, 12/01/99 - 12/18/20 ..............    $15,428,812
         8,500     7.00%, 12/01/99 .........................      8,627,500
                 Federal Housing Administration,
         2,106     Colonial, Series 37,
                     7.40%, 12/01/22 .......................      2,187,361
         6,276     GMAC, Series 51,
                     7.43%, 2/01/21 ........................      6,473,030
         1,250     Middlesex, 8.625%, 9/01/34 ..............      1,343,867
         2,856     Tuttle Grove, 7.25%, 10/01/35 ...........      2,948,668
                   USGI,
         1,634       Series 99, 7.43%, 10/01/23 ............      1,704,318
         8,116       Series 885, 7.43%, 3/01/22 ............      8,456,259
         4,224       Series 2081, 7.43%, 5/01/23 ...........      4,398,587
                 Federal National Mortgage
                   Association, Multi-family,
         9,521++   10 year, 6.35%,
                     1/01/04 ...............................      9,479,095
         2,799+    10 year, 8.26%,
                     2/01/04 ...............................      3,028,095
         2,328+    10 year, 8.78%,
                     4/01/04 ...............................      2,379,076
         1,557++   10 year, 8.89%,
                     4/01/04 ...............................      1,591,033
                                                                -----------
                                                                 68,045,701
                                                                -----------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--17.5%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
         5,000++   Series 1295, Class 1295-JB,
                     3/15/07 ...............................      4,771,550
        20,022++   Series 1353, Class 1353-S,
                     8/15/07 (ARM) .........................      2,145,910
           721     Series 1523, Class 1523-A,
                     6/15/22 ...............................        721,047
         1,323     Series 1540, Class 1540-H,
                     3/15/09 ...............................      1,306,817
         4,000+    Series 1587, Class 1587-KA,
                     7/15/08 ...............................      3,948,720
           334     Series 1607, Class 1607-M,
                     4/15/13 ...............................        329,064
         4,438++   Series 1634, Class 1634-SG,
                     12/15/22 (ARM) ........................      4,606,186
           406     Series 1650, Class 1650-LC,
                     2/15/22 ...............................        406,319
         1,926     Series 1667, Class 1667-C,
                     1/15/09 ...............................      1,892,917
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
         2,204     Trust G93-27, Class 27-SE,
                     8/25/23 (ARM) .........................      1,559,377
         2,492     Trust 269, Class 269-1,
                     8/01/22 ...............................      2,550,454
         1,646++   Trust 1992-155, Class 155-SB,
                     12/25/06 (ARM) ........................      1,807,637
         1,490     Trust 1993-22, Class 22-PT,
                     10/25/18 (l) ..........................        246,090
         1,500     Trust 1993-143, Class 1993-SC,
                     8/25/23 (ARM) .........................      1,393,590
           503     Trust 1993-179, Class 179-SA,
                     10/25/23 (ARM) ........................        471,335
         1,932     Trust 1993-192, Class 192-S,
                     4/25/07 (ARM) .........................      1,685,069
         3,210     Trust 1993-212, Class 212-SB,
                     11/25/08 (ARM) ........................      3,056,789
         5,207     Trust 1993-225, Class 93-FK,
                     12/25/23 ..............................      5,168,418
           990     Trust 1993-228, Class 228-B,
                     3/25/23 (P) ...........................        906,078
           326     Trust 1994-17, Class 17-SA,
                     1/25/09 (ARM) .........................        317,742
         1,777     Trust 1994-27, Class 94-WC,
                     3/25/20 (I) ...........................        245,414
           639     Trust 1994-36, Class 36-L,
                     1/25/23 ...............................        640,334
         2,000++   Trust 1996-M5, Class A2,
                     1/25/11 ...............................      2,087,500
         7,000     Trust 1996-20, Class 20-SB,
                     10/25/08 (ARM) ........................      2,675,312
         2,108     Trust 1997-28, Class 28-PH,
                     3/18/22 (l) ...........................        237,780
         1,535     Trust 1997-30, Class 30-S,
                     4/25/22 (I) ...........................        660,179
         2,881     Trust 1997-32, Class 32-ML,
                     2/25/27 (P) ...........................      2,590,916
         1,964     Trust 1997-52, Class 97-52,
                     4/25/04 (I) ...........................        362,502
         1,988     Trust 1998-12, Class 98-PL,
                     7/18/19 (I) ...........................        351,927
AAA      1,857   GE Capital Mortgage Services
                   Inc.,
                   Series 1997-2, Class 2A,
                   3/25/12 (I) .............................        310,999
AAA      5,000+  New York City Mortgage Loan Trust,
                   Series 1996, Class A-2,
                   6/25/11 .................................      5,171,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                   VALUE
RATING       (000)        DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
                    MULTIPLE CLASS MORTGAGE
                    PASS-THROUGHS--(CONT'D)
                    RESIDENTIAL FUNDING MORTGAGE SECURITIES I,
AAA     $6,520        Series 1993-S15, Class A-16,
                        4/25/08 (ARM) ......................    $ 6,601,761
AAA        673        Series 1993-S15, Class A-17,
                        4/25/08 (ARM) ......................        647,527
                                                                -----------
                                                                 61,875,135
                                                                -----------
                   COMMERCIAL MORTGAGE-BACKED
                   SECURITIES--10.4%
AA       2,000     AETNA, Series 1995-C5, Class B,
                     6.74%, 12/26/30 .......................      2,044,205
AAA      5,000     Credit Suisse First Boston Mortgage
                     Securities Corp.,
                     Series 1995-AEW 1, Class C,
                     7.458%, 11/25/27 ......................      5,064,053
Baa2     6,485     FDIC REMIC Trust,
                     Series 1994-C1, Class 11-F,
                     8.70%, 9/25/25 ........................      6,875,907
AAA      1,000     Kidder Peabody Acceptance Corp.,
                     Series 1994-C3, Class C,
                     8.80%, 4/01/07 ........................      1,100,642
                   LTC Commercial Mortgage
                     Pass-Through Certificates,
AAA      2,000       Series 1994-1, Class 1-D, 10.00%,
                       6/15/26 .............................      2,080,133
AAA      2,935       Series 1996-1, Class 1-A, 7.06%,
                       4/15/28 .............................      2,994,412
Aaa     17,901     Merrill Lynch Mortgage Investors
                     Inc., Mortgage
                     Pass-Through Certificates,
                     Series 1997-C2, Class A1,
                     12/10/29 (I/O) ........................      1,440,508
                   Morgan Stanley Capital 1 Inc.,
AAA        189       Series 1997, Class A1,
                       6.86%, 5/15/06 ......................        194,077
AAA         39       Series 1997, Class X,
                       6/15/17 (I/O) .......................          3,491
AAA      2,600     Nomura Asset Capital Corp.,
                     Series 1993-M1, Class A3, 7.64%,
                     11/25/03 ..............................      2,662,969
BBB        500     PaineWebber Mortgage Acceptance
                     Corp., Series 1995-M2, Class D,
                     7.20%, 12/01/03 .......................        506,688
AAA      1,874     Salomon Brothers Mortgage Securities,
                     Class 97-TZH, 7.15%, 3/25/25 ..........      1,955,683
                   Structured Asset Securities Corp.,
                     Mortgage Certificates,
BBB      3,865       Series 1996, Class D, 7.03%,
                       2/25/28 .............................      3,888,634
BB+      5,970       Series 1996, Class E, 7.75%,
                       2/25/28 .............................      6,066,158
                                                                -----------
                                                                 36,877,560
                                                                -----------
                   CORPORATE BONDS--39.2%
                   FINANCE & BANKING--11.4%
A3       2,450     Amsouth Bancorp.,
                     6.75%, 11/01/25 .......................      2,517,970
A1       3,000     Den Danske Bank,
                     7.25%, 6/15/05 ........................      3,151,223
A2       1,300     Equitable Life of America,
                     6.95%, 12/01/05 .......................      1,344,560
A2       5,000     Farmers Insurance,
                     8.50%, 8/01/04 ........................      5,463,392
A3       4,800     First National Bank of Boston,
                     8.00%, 9/15/04 ........................      5,225,232
A3       5,000++   Fleet Financial Group,
                     8.125%, 7/01/04 .......................      5,468,850
A+       4,850     Goldman Sachs Group,
                     6.25%, 2/01/03 ........................      4,824,359
Ba1      3,500     Macsaver Financial Services Inc.,
                     7.875%, 8/01/03 .......................      3,301,021
A1       1,000     Metropolitan Life Insurance Co.,
                     6.30%, 11/01/03 .......................      1,000,788
                   PaineWebber Group, Inc.,
Baa2       500       6.90%, 2/09/04 ........................        510,361
Baa1     2,000       8.875%, 3/15/05 .......................      2,266,380
A3       3,100     Reliaster Financial Corp.,
                     6.625%, 9/15/03 .......................      3,133,139
A2       2,000     Salomon Smith Barney, Inc.,
                     6.75%, 1/15/06 ........................      2,046,720
                                                                -----------
                                                                 40,253,995
                                                                -----------
                 INDUSTRIALS--10.6%
A3         400     American Airlines, Inc.,
                     10.44%, 3/04/07 .......................        502,392
BBB-     3,600     Anixter Inc.,
                     8.00%, 9/15/03 ........................      3,778,230
Baa2     2,000     Conagra, Inc.,
                     7.40%, 9/15/04 ........................      2,093,274
A1       5,500++   Ford Motor Credit Co.,
                     7.50%, 6/15/04 ........................      5,852,275
Ba3      5,000     Lukens, Inc.,
                     7.625%, 8/01/04 .......................      5,284,150
Baa3     5,000     Newmont Mining Corp.,
                     8.00%, 12/01/04 .......................      5,440,650
Baa3     3,000     News America Holdings, Inc.,
                     8.50%, 2/15/05 ........................      3,321,300
Baa3     5,000     Pulte Corp.,
                     8.375%, 8/15/04 .......................      5,424,600
A2       2,000     Ralcorp Holdings, Inc.,
                     8.75%, 9/15/04 ........................      2,280,800
Baa3     3,000     TCI-Communications, Inc.,
                     8.25%, 1/15/03 ........................      3,247,170
                                                                -----------
                                                                 37,224,841
                                                                -----------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                   VALUE
RATING*      (000)        DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
                   CORPORATE BONDS--(CONT'D.)
                   YANKEE--9.5%
A-      $6,000     Banamex Remittance Master Trust,
                     Series 1996, 7.57%, 1/01/01 ...........    $ 6,031,875
Baa2     2,000     Canadian Pacific Ltd.,
                     6.875%, 4/15/03 .......................      2,032,409
A3       2,000     Corporacion Andina De Fomento,
                     7.10%, 2/01/03 ........................      2,020,680
BBB-     5,000     Empresa Electric Guacolda SA,
                     7.95%, 4/30/03 ........................      4,994,600
A3       3,500     Israel Electric Corp. Ltd.,
                     7.25%, 12/15/06 .......................      3,634,645
A2       5,000     Quebec Province,
                     8.625%, 1/19/05 .......................      5,664,050
BBB-     3,000     Telefonica De Argentina S A,
                     11.875%, 11/01/04 .....................      3,225,000
                   Xtra, Inc.,
Baa2     2,000       6.50%, 1/15/04 ........................      2,021,580
Baa2     2,500       7.22%, 7/31/04 ........................      2,630,125
Baa1     1,358     YPF Sociedad Anonima,
                     7.50%, 10/26/02 .......................      1,392,137
                                                                -----------
                                                                 33,647,101
                                                                -----------
                   UTILITIES--7.7%
                   360 Communications Co.,
Baa1     2,000       7.125%, 3/01/03 .......................      2,071,420
Baa1     2,000       7.50%, 3/01/06 ........................      2,134,520
Baa3     5,000     Gulf States Utilities Co.,
                     8.25%, 4/01/04 ........................      5,366,000
Ba1      5,400     Niagara Mohawk Power Corp.,
                     7.375%, 8/01/03 .......................      5,611,896
AAA      5,000     NRG Energy, Inc,
                     7.625%, 2/01/06 .......................      5,183,442
Baa2     2,000     Ohio Edison,
                     8.625%, 9/15/03 .......................      2,194,160
A1       5,000     Telekom Malaysia Berhad,
                     7.125%, 8/01/05 .......................      4,716,400
                                                                -----------
                                                                 27,277,838
                                                                -----------
                   Total Corporate Bonds ...................    138,403,775
                                                                -----------
                   ASSET-BACKED SECURITIES--4.5%
                   Structured Mortgage Asset Residential
                     Trust,
A1       2,916       Series 1997-2, Class A1,
                       7.85%, 9/15/01 ......................      2,936,482
A1       4,312       Series 1997-2, Class E,
                       8.24%, 3/15/06 ......................      4,347,330
A1       4,599       Series 1997-3, Class E,
                       8.72%, 4/15/06 ......................      4,674,452
A1       4,000     Student Loan Marketing Associates,
                     Series 1995-1, Class B,
                     6.22%, 10/25/09 .......................      4,000,000
                                                                -----------
                                                                 15,958,264
                                                                -----------
                   STRIPPED MORTGAGE-BACKED
                   SECURITIES--11.6%
                   Federal Home Loan Mortgage
                     Corp.,
           423       Series 1243, Class 1243-N,
                       8/15/06 (P/O) .......................        360,870
        22,633       Series 1506, Class 1506-SA,
                       1/15/05 (I/O) .......................        316,639
        44,482       Series 1644, Class 1644-DA,
                       12/15/23 (I/O) ......................      1,926,942
         4,943       Series 1751, Class 1751-PL,
                       10/15/23 (I/O) ......................        624,554
           603       Series 1862, Class 1862-DA,
                       12/15/22 (P/O) ......................        548,986
           704       Series 1862, Class 1862-DB,
                       12/15/22 (P/O) ......................        640,484
         5,000       Series 1917, Class 1917-AS,
                       5/15/08 (I/O) .......................      1,082,650
         5,423       Series 1946, Class 1946-SN,
                       10/15/08 (I/O) ......................      4,214,521
         5,423+      Series 1946, Class 1946-N,
                       10/15/08 (P/O) ......................      1,247,024
        43,424       Series 1954, Class 1954-BB,
                       4/15/21 (I/O) .......................        556,372
        18,428       Series 1954, Class 1954-LL,
                       5/15/21 (I/O) .......................        241,872
        18,428       Series 1954, Class 1954-LM,
                       5/15/21 (I/O) .......................        250,510
         7,340       Series 2009, Class 2009-JH,
                       11/15/21 (P/0) ......................      6,852,823
        13,972       Series G-25, Class 25-S,
                       8/25/06 (I/O) .......................        509,550
                   Federal National Mortgage Association,
         1,804+      Trust 1993-147, Class 147-H,
                       8/25/23 (P/O) .......................      1,709,861
         2,842       Trust 1994-42, Class 42-SO,
                       3/25/23 (I/O) .......................        403,468
         4,128       Trust 1996-24, Class 24-SE,
                       3/25/09 (I/O) .......................        794,735
         9,857       Trust 1996-24, Class 24-SL,
                       8/25/23 (I/O) .......................      1,490,893
         4,912++     Trust 1996-32, Class 32-E,
                       10/25/08 (P/O) ......................      4,443,551
        69,265       Trust 1996-54, Class 54-SH,
                       8/25/23 (I/O) .......................      1,212,131
        44,433       Trust 1996-54, Class 54-SL,
                       8/25/23 (I/O) .......................        201,339
        15,402       Trust 1997-44, Class 44-SC,
                       6/25/08 (I/O) .......................      1,460,813
         6,250       Trust 1997-50, Class HK,
                       8/25/27 (I/O) .......................      2,222,656
        15,220       Trust 1998-27, Class PI,
                       12/18/20 (I/O) ......................      3,196,135
        33,871       Trust 1998-37, Class L,
                       4/25/28 (I/O) .......................      4,350,307
                                                                -----------
                                                                 40,859,686
                                                                -----------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                   VALUE
RATING*      (000)        DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
                   U.S. GOVERNMENT SECURITIES--10.5%
                   Small Business Administration,
                   Participation Certificates,
       $ 1,289       Series 1996-20-F,
                       7.55%, 6/01/16 ......................    $ 1,378,552
         1,852       Series 1996-20-G,
                       7.70%, 7/01/16 ......................      1,991,354
         4,708       Series 1996-20-K,
                       6.95%, 11/01/16 .....................      4,899,412
         1,875       Series 1998-10-A,
                       6.12%, 2/01/08 ......................      1,870,230
        25,000++   U.S. Treasury Bonds,
                     6.125%, 11/15/27 ......................     26,789,000
                                                                -----------
                                                                 36,928,548
                                                                -----------

                   TAXABLE ZERO COUPON BONDS--7.7%
AAA     40,000     Vanguard Prime Money Market Strip,
                     Zero Coupon, 12/31/04 .................     27,104,000
                                                                -----------

                   TAXABLE MUNICIPAL BONDS--6.9%
AAA      4,285     California Housing Finance Agency
                     Revenue, 6.69%, 8/01/03 ...............      4,332,435
AA-      2,000     Fresno California Pension Obligation,
                     7.15%, 6/01/04 ........................      2,102,140
AAA      4,000     Los Angeles County California
                     Pension Obligation,
                     6.77%, 6/30/05 ........................      4,143,200
AAA      7,000     New Jersey Economic Development
                     Authority, Zero Coupon,
                     2/15/04 ...............................      5,052,040
A3       5,000     New York City G.O.,
                     7.50%, 4/15/04 ........................      5,289,650
Baa1     1,000     New York State Environmental Facilities
                     Corp., Service Contract
                     Revenue, 6.95%, 9/15/04 ...............      1,029,460
AAA      2,250     San Francisco California City & Cnty.
                     Arpts., Commission International
                     Airport, 6.55%, 5/01/04 ...............      2,298,105
                                                                -----------
                                                                 24,247,030
                                                                -----------
                   Total long-term investments
                     (cost $435,232,310) ...................    450,299,699
                                                                -----------


--------------------------------------------------------------------------------
      NOTIONAL
       AMOUNT                                                        VALUE
       (000)              DESCRIPTION                               (NOTE 1)
--------------------------------------------------------------------------------
                   SHORT TERM INVESTMENTS
                   PUT OPTIONS PURCHASED
       $60,000     Interest Rate Swap,
                     6.90% over 3 months LIBOR
                     expires 10/30/98
                     (cost $1,152,600) .....................   $     37,200
                                                               ------------

                   Total investments before outstanding
                     call option written -- 127.6%
                     (cost $436,384,910) ...................    450,336,899
                                                               ------------


                   CALL OPTION WRITTEN
       150,000     Interest Rate Swap,
                     3 month LIBORover 5.25%
                     expires 12/01/98
                     (premium received $487,500) ...........      (126,750)
                                                               ------------
                   Total investments, net of
                     outstanding call option written
                     (cost $435,487,410) ...................    450,210,149

                   Other liabilities in excess of
                     other assets (27.6%) ..................    (97,349,194)
                                                               ------------
                   NET ASSETS--100% ........................   $352,860,955
                                                               ============

--------------
  * Using the higher of Standard & Poor's or Moody's rating.
  + Partial amount pledged as collateral for reverse repurchase agreements. See Note 4.
++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.

================================================================================
                              KEY TO ABBREVIATIONS
    ARM  -- Adjustable Rate Mortgage.
    G.O. -- General Obligation.
    I -- Denotes a CMO with interest only characteristics.
    I/O -- Interest only.
    P -- Denotes a CMO with principal only characteristics.
    P/O  -- Principal only.
    REMIC-- Real Estate Mortgage Investment Conduit.
================================================================================

                       See Notes to Financial Statements.

---------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $436,384,910)
  (Note 1) .................................................   $450,336,899
Interest receivable ........................................      5,793,569
Receivable for investments sold ............................        830,424
Interest rate cap, at value (amortized cost $938,597)
  (Note 1 and 3) ...........................................        353,600
                                                               ------------
                                                                457,314,492
                                                               ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................     79,204,803
Payable for investments purchased ..........................     22,574,035
Due to custodian ...........................................      1,317,948
Interest payable ...........................................        398,260
Unrealized depreciation on interest rate swaps
  (Note 1 and 3) ...........................................        287,865
Investment advisory fee payable (Note 2) ...................        174,284
Swap option written, at value
  (premium received $487,500) (Note 1) .....................        126,750
Administration fee payable (Note 2) ........................         34,857
Other accrued expenses .....................................        334,735
                                                               ------------
                                                                104,453,537
                                                               ------------
NET ASSETS .................................................   $352,860,955
                                                               ============
Net assets were comprised of:
  Common stock, at par (Note 5) ............................   $    368,106
  Paid-in capital in excess of par .........................    344,443,944
                                                               ------------
                                                                344,812,050
  Undistributed net investment income ......................      6,827,009
  Accumulated net realized loss ............................    (12,217,981)
  Net unrealized appreciation ..............................     13,439,877
                                                               ------------
  Net assets, June 30, 1998 ................................   $352,860,955
                                                               ============
Net asset value per share:
  (352,860,955 / 36,810,639 shares of
  common stock issued and outstanding) .....................          $9.59
                                                                      =====


---------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $316,646 and interest expense of
    $4,094,672) ............................................    $14,026,526
                                                                -----------
Operating Expenses
  Investment advisory ......................................      1,047,969
  Administration ...........................................        209,594
  Reports to shareholders ..................................         67,000
  Custodian ................................................         45,000
  Directors ................................................         39,000
  Audit ....................................................         21,000
  Transfer agent ...........................................         11,000
  Legal ....................................................          7,000
  Miscellaneous ............................................         42,692
                                                                -----------
    Total operating expenses ...............................      1,490,255
                                                                -----------
  Net investment income before excise tax ..................     12,536,271
  Excise tax ...............................................         25,000
                                                                -----------
  Net investment income ....................................     12,511,271
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments ..............................................     (2,535,486)
  Written options ..........................................        273,750
  Short sales ..............................................     (1,228,797)
  Futures ..................................................      1,747,603
                                                                -----------
                                                                 (1,742,930)
                                                                -----------
Net change in unrealized
appreciation (depreciation) on:
  Investments ..............................................      2,326,133
  Short sales ..............................................        834,363
  Interest rate caps .......................................       (195,680)
  Written options ..........................................        330,150
  Futures ..................................................        235,366
                                                                -----------
                                                                  3,530,332
                                                                -----------
  Net gain on investments ..................................      1,787,402
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................    $14,298,673
                                                                ===========

                       See Notes to Financial Statements.

---------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
   Interest received ........................................  $ 18,544,169
   Operating expenses and excise taxes paid .................    (1,536,205)
   Interest expense paid ....................................    (4,941,605)
   Proceeds from disposition of short-term
      portfolio investments, net ............................     2,869,774
   Purchase of long-term portfolio investments ..............  (295,672,508)
   Proceeds from disposition of long-term
      portfolio investments .................................   351,251,366
   Variation margin on futures ..............................     1,893,110
   Other assets .............................................        49,740
                                                               ------------
   Net cash flows provided by operating
      activities ............................................    72,457,841
                                                               ------------
Cash flows used for financing activities:
   Decrease in reverse repurchase agreements ................   (63,742,947)
   Cash dividends paid ......................................   (10,122,770)
                                                               ------------
   Net cash flows used for financing activities .............   (73,865,717)
                                                               ------------
Net decrease in cash ........................................    (1,407,876)
Cash at beginning of period .................................        89,928
                                                               ------------
Cash at end of period .......................................  $ (1,317,948)
                                                               ============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations ................................................  $ 14,298,673
                                                               ------------
Decrease in investments .....................................    65,844,159
Net realized loss ...........................................     1,742,930
Increase in unrealized appreciation .........................    (3,530,332)
Increase in depreciation of interest rate swaps .............       266,953
Decrease in interest receivable .............................       106,326
Increase in receivable for investments sold .................      (820,523)
Decrease in deposits with brokers for
   investments sold short ...................................    11,797,430
Decrease in investments sold short ..........................   (11,127,605)
Decrease in swap option written .............................      (615,150)
Decrease in interest rate cap ...............................       323,510
Decrease in other assets ....................................        49,740
Decrease in payable for investments purchased ...............    (4,920,527)
Decrease in due to broker-variation margin ..................       (89,859)
Decrease in interest payable ................................      (846,933)
Decrease in other accrued expenses ..........................       (20,951)
                                                               ------------
   Total adjustments ........................................    58,159,168
                                                               ------------
Net cash flows provided by operating activities .............  $ 72,457,841
                                                               ============


---------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
---------------------------------------------------------------------------
                                           SIX MONTHS              YEAR
                                             ENDED                ENDED
                                            JUNE 30,           DECEMBER 31,
                                             1998                 1997
                                           ---------           -----------
INCREASE (DECREASE) IN
  NET ASSETS

OPERATIONS:

   Net investment income ...............  $ 12,511,271         $ 23,792,454

   Net realized gain (loss) on
      investments ......................    (1,742,930)             680,436
   Net change in unrealized
      appreciation
      on investments ...................     3,530,332           10,599,180
                                          ------------         ------------

   Net increase in net assets
      resulting from
      operations .......................    14,298,673           35,072,070

   Dividends from net
      investment income ................    (8,435,617)         (22,853,156)
                                          ------------         ------------
   Total increase ......................     5,863,056           12,218,914


NET ASSETS

Beginning of period ....................   346,997,899          334,778,985
                                          ------------         ------------

End of period ..........................  $352,860,955         $346,997,899
                                          ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 SIX MONTHS
                                                                    ENDED                      YEAR ENDED DECEMBER 31,
                                                                  JUNE 30,    -----------------------------------------------------
                                                                    1998        1997       1996        1995        1994       1993
                                                                   -----        -----      -----       -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................   $ 9.43      $ 9.09      $ 9.50     $ 8.21      $ 9.47     $ 9.57
                                                                  -------     -------     -------    -------     -------    -------
  Net investment income (net of interest expense of
    $0.11, $0.21, $0.17, $0.23, $0.17 and $0.15, respectively)      0.34        0.65        0.64       0.60        0.62       0.80
  Net realized and unrealized gain (loss) .....................     0.05        0.31       (0.46)      1.31       (1.16)     (0.16)
Net increase (decrease) from investment operations ............     0.39        0.96        0.18       1.91       (0.54)      0.64
Dividends from net investment income ..........................    (0.23)      (0.62)      (0.59)     (0.60)      (0.68)     (0.74)
                                                                  ------      ------      ------     ------      ------     ------
Distributions in excess of net investment income ..............      --          --          --       (0.02)      (0.04)       --
Total dividends and distributions .............................    (0.23)      (0.62)      (0.59)     (0.62)      (0.72)     (0.74)
Net asset value, end of period* ...............................   $ 9.59      $ 9.43      $ 9.09     $ 9.50      $ 8.21     $ 9.47
                                                                  ======      ======      ======     ======      ======     ======
Market value, end of period* ..................................   $ 8.44      $ 8.38      $ 7.63     $ 7.88      $ 7.00     $ 9.38
                                                                  ======      ======      ======     ======      ======     ======
TOTAL INVESTMENT RETURN+ ......................................     4.05%      18.58%       4.58%     21.91%     (18.10%)     7.96%
                                                                  ======      ======      ======     ======      ======     ======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ...........................................     0.86%++     0.89%       0.91%      0.92%       0.93%      0.89%
Net investment income .........................................     7.18%++     6.98%       7.03%      6.76%       7.10%      8.19%

SUPPLEMENTALDATA:
Average net assets (in thousands) ............................. $351,181    $341,067    $332,778   $328,950    $320,366   $358,623
Portfolio turnover ............................................       57%        135%        221%       160%        111%        77%
Net assets, end of period (in thousands) ...................... $352,861    $346,998    $334,779   $349,862    $302,147   $348,528
Reverse repurchase agreements outstanding, end of period
  (in thousands) .............................................. $ 79,205    $142,948   $  96,846   $112,007    $149,800   $156,558
Asset coverage+++ ............................................. $  5,455    $  3,427   $   4,457   $  4,124    $  3,017   $  3,226

----------
   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
   # The ratios of operating expenses, including interest expense, to average net assets were 3.21%++, 3.15%, 2.83%, 3.44%, 2.84% and 2.38% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.22%++, 3.15%, 2.83%, 3.44%, 2.85% and 2.41% for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Annualized.
 +++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES


The BlackRock Investment Quality Term Trust Inc. ("the Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio or as part of an income producing strategy reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1998.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The  Trust  has  an  Investment  Advisory  Agreement  with  BlackRock  Financial
Management  Inc.  (the  "Adviser"),   a  wholly-owned  corporate  subsidiary  of
BlackRock Advisors

Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1998, 0.10% from January 1, 1999 to December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1998 aggregated $290,751,981 and $335,475,206, respectively.

      The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1998, the Trust did not hold any securities restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $13,951,989 (gross unrealized appreciation-$18,535,565; gross unrealized depreciation- $4,583,576).

      For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1997 of approximately $13,252,000, of which $6,970,700 expires in 2001, $2,436,800 expires in 2002 and $3,844,500 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     The Trust entered into one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap is as follows:


NOTIONAL                               VALUE AT
 AMOUNT     FLOATING    FIXED  TERMINATION    AMORTIZED  JUNE 30,   UNREALIZED
 (000)        RATE      RATE      DATE          COST      1998     DEPRECIATION
-------- -------------  -----  -----------    --------   -------   ------------
$40,000  3 month LIBOR  6.00%    2/19/02      $938,597   $353,600  $ (584,997)

      Details of open interest rate swaps at June 30, 1998 are as follows:

 CURRENT
NOTIONAL                                                           UNREALIZED
 AMOUNT                    FIXED                   TERMINATION    APPRECIATION
 (000)        TYPE         RATE    FLOATING RATE      DATE       (DEPRECIATION)
--------      ----         ----   --------------   -----------   --------------
$145,500   Interest Rate   6.37%  3 month LIBOR     7/27/00       $ 1,334,235
  75,000   Interest Rate   Zero   3 month LIBOR     5/28/03          (163,500)
(100,000)  Interest Rate   6.42%  3 month LIBOR     7/27/01        (1,458,600)
                                                                  ------------
                                                                  $  (287,865)
                                                                  ============

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:

The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $135,452,664 at a weighted average interest rate of approximately 5.35%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $171,583,625 as of February 28, 1998 which was 48.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The average monthly balance of dollar rolls outstanding during the six months ended June 30, 1998 was approximately $69,303,991. The maximum amount of dollar rolls outstanding at any month-end during the year was $109,682,135 as of January 31, 1998, which was 31.1% of total assets.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at June 30, 1998, the Adviser owned 10,639 shares.

NOTE 6. DIVIDENDS

Subsequent to June 30, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.045833 per share payable July 31, 1998 to shareholders of record on July 15, 1998.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1) To elect three Directors to serve as follows:

         DIRECTOR                  CLASS             TERM           EXPIRING
         -------                   -----             -----           -------
         Andrew F. Brimmer ......   III             3 years           2001
         Kent Dixon .............   III             3 years           2001
         Laurence D. Fink .......   III             3 years           2001

      Directors whose term of office  continues  beyond this meeting are Richard
      E. Cavanagh, James Grosfeld, James Clayburn La Force Jr., Frank J. Fabozzi, Walter F. Mondale and Ralph L. Schlosstein.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

          Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                     VOTES FOR     VOTES AGAINST     ABSTENTIONS
                                     --------       -----------      ----------
         Andrew F. Brimmer ........ 29,284,462           0             922,169
         Kent Dixon ............... 29,326,145           0             880,486
         Laurence D. Fink ......... 29,306,906           0             899,725
         Ratification of
          Deloitte & Touche LLP ... 29,653,986        141,659          410,986

-------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
-------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Investment Quality Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004 while providing high monthly income.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33 1/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33 1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-        Mortgage  instruments  with interest rates that
BACKED SECURITIES  (ARMS):       adjust at periodic  intervals at a fixed amount
                                 over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:         Securities   backed   by   various   types   of
                                 receivables such as automobile and credit card receivables.

CLOSED-END FUND:                 Investment  vehicle  which  initially  offers a
                                 fixed  number of shares  and  trades on a stock
                                 exchange.  The fund  invests in a portfolio  of
                                 securities  in   accordance   with  its  stated
                                 investment objectives and policies.

COLLATERALIZED MORTGAGE          Mortgage-backed   securities   which   separate
OBLIGATIONS (CMOS):              mortgage  pools  into  short-,   medium-,   and
                                 long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                        When a fund's net asset  value is greater  than
                                 its stock price the fund is said to be trading at a discount.

DIVIDEND:                        This is income  generated  by  securities  in a
                                 portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:           Shareholders    may    elect    to   have   all
                                 distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:           Securities  issued  or  guaranteed  by the U.S.
                                 government,   or  one  of   its   agencies   or
                                 instrumentalities,  such  as  GNMA  (Government
                                 National Mortgage  Association),  FNMA (Federal
                                 National   Mortgage   Association)   and  FHLMC
                                 (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE            Mortgage  instruments  with coupons that adjust
MORTGAGES:                       at periodic  intervals  according  to a formula
                                 which  sets   inversely   with  a  market  lend
                                 interest rate index.

INTEREST-ONLY SECURITIES (I/O):  Mortgage   securities  that  receive  only  the
                                 interest cash flows from an underlying  pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities. Also known as a STRIP.

MARKET PRICE:                    Price per share of a  security  trading  in the
                                 secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:           A  mortgage  dollar  roll is a  transaction  in
                                 which   the   Trust    sells    mortgage-backed
                                 securities  for  delivery in the current  month
                                 and  simultaneously   contracts  to  repurchase
                                 substantially  similar  (although not the same)
                                 securities on a specified  future date.  During
                                 the "roll"  period,  the Trust does not receive
                                 principal   and   interest   payments   on  the
                                 securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:          Mortgage-backed  securities  issued  by  Fannie
                                 Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:    Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):           Net asset  value is the total  market  value of
                                 all  securities  and other  assets  held by the
                                 Trust,  plus income accrued on its investments,
                                 minus   any   liabilities   including   accrued
                                 expenses,   divided  by  the  total  number  of
                                 outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                 STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES (P/O)  Mortgage   securities  that  receive  only  the
                                 principal cash flows from an underlying pool of
                                 mortgage   loans  or  underlying   pass-through
                                 securities. Also known as STRIPS.

PROJECT LOANS:                   Mortgages    for    multi-family,    low-    to
                                 middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                       Securities    issued   in    connection    with
                                 collateralized    mortgage   obligations   that
                                 generally  represent  the excess cash flow from
                                 the mortgage  assets  underlying  the CMO after
                                 payment of principal  and interest on the other
                                 CMO  securities   and  related   administrative
                                 expenses.

REVERSE REPURCHASE               In a reverse  repurchase  agreement,  the Trust
AGREEMENTS:                      sells  securities and agrees to repurchase them
                                 at a mutually  agreed  date and  price.  During
                                 this time,  the Trust  continues to receive the
                                 principal  and  interest   payments  from  that
                                 security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED         Arrangements  in  which  a pool  of  assets  is
SECURITIES:                      separated   into  two  classes   that   receive
                                 different   proportions  of  the  interest  and
                                 principal    distributions    from   underlying
                                 mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
--------------------------------------------------------------------------------


                                                                                              STOCK      MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Income Trust Inc. ........................................................      BKT           N/A
The BlackRock North American Government Income Trust Inc. ..............................      BNA           N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc. .....................................................      BBT          12/98
The BlackRock 1999 Term Trust Inc. .....................................................      BNN          12/99
The BlackRock Target Term Trust Inc. ...................................................      BTT          12/00
The BlackRock 2001 Term Trust Inc. .....................................................      BLK          06/01
The BlackRock Strategic Term Trust Inc. ................................................      BGT          12/02
The BlackRock Investment Quality Term Trust Inc. .......................................      BQT          12/04
The BlackRock Advantage Term Trust Inc. ................................................      BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ..............................      BCT          12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------


                                                                                              STOCK      MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Investment Quality Municipal Trust Inc. ..................................      BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc. .......................      RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust ...............................      RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. .......................      RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc. .........................      RNY           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc. .........................................      BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ...................................      BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. ........................      BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ................................      BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ..........................      BLN          12/08
The BlackRock Insured Municipal Term Trust Inc. ........................................      BMT          12/10



      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800)
             227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                       BLACKROCKFINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------


      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.




                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1998 were not audited and accordingly, no opinion is expressed on them.
   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


                                                                      09247E-103
[LOGO]Printed on recycled paper


THE BLACKROCK
INVESTMENT QUALITY
TERM TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
JUNE 30, 1998

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